                                                                EXHIBIT 99.1

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2



                               DERIVED INFORMATION

                            $260,000,000 Certificates


                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2



                            Delta Funding Corporation
                             as Seller and Servicer


--------------------------------------------------------------------------------
     This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-2
          Home Equity Loan Asset-Backed Certificates, Series 1997-2



                                 $260,000,000

                 Delta Funding Home Equity Loan Trust 1997-2
          Home Equity Loan Asset-Backed Certificates, Series 1997-2



            Bond Structure:                                                                                        Ratings S&P/FTC
                                                                   WAL      Modified
                      Approximate      Tranche                  Mat./Call   Duration   Principal  Principal   Proposed    Expected
                      Certificate        Type       Coupon       (years)     (yrs to    Window      Window     Rating       Legal
            Class(1)    Balance          (1)         (2,3)      (4, 5,6)      Mat.)       (to        (to       S&P/FTC       Final
                                                                             (2,3,4)    Maturity)    Call)
          A-1            71,000,000   Fixed Seq     [TBD]%         1.0        0.94        22         22       AAA/AAA      5/25/12
          A-2            24,000,000   Fixed Seq     [TBD]%        2.17        1.96         9          9       AAA/AAA      6/25/12
          A-3            30,000,000   Fixed Seq     [TBD]%        3.18        2.77        20         20       AAA/AAA      9/25/20
          A-4            18,375,000   Fixed Seq     [TBD]%        4.97        4.05        25         25       AAA/AAA     12/25/24
          A-5            16,625,000   Fixed Seq     [TBD]%      9.99/7.80     6.69       119         28       AAA/AAA      6/25/29
          A-6 NAS        17,500,000   Fixed Lock    [TBD]%      7.01/6.71     5.27       142         63       AAA/AAA      6/25/29
          A-7 (5)        50,000,000   Adjustable    1ML+[]%    3.37/*3.14     2.77       191        100       AAA/AAA      6/25/29
          M-1            13,650,000   Fixed Mezz    [TBD]%      6.07/5.58     4.59       129         64        AA/AA       6/25/29
          M-2             7,150,000   Fixed Mezz    [TBD]%      5.98/5.57     4.51       110         64         A/A+       6/25/29
          B-1            11,700,000   Fixed Sub     [TBD]%      5.60/5.45     4.27        95         64       BBB/BBB      6/25/29
          A-IO**     --------------   Fixed Strip   [TBD]%                  DLJ Sole Managed                  AAAr/AAA     6/25/29

             Total      260,000,000


            *To Call ** Certificate not being offered hereby.
            Fixed Rate Certificates:
            (1) Classes A-1 through A-7, M-1, M-2, B-1 are collateralized by both the fixed rate and adjustable rate loan pools.
                Class A-1 through A-5 sequential pay; Class A-6 concurrent pay starting month 37; Class M-1, M-2 and B-1 concurrent pay starting in month 37 subject to subordination provisions, certain credit enhancement requirements and trigger events. Class A-7 concurrent pay starting month 1.

            (2) Fixed Rate Certificates payable monthly starting 7/25/97. Fixed

                Pass Through Rates (30/360) with accrued from [6/1/97].

            (3) Adjustable Rate Certificate resets to one month LIBOR
                (Actual/360) settling flat. After 10% Call Date, margin on Class A-7 [doubles]. All coupon payments on the Class A-7 are subject to Available Funds Cap on the Adjustable Rate Group.

            (4) Fixed Rate Group 120% of Prepayment Assumption; Adjustable Rate
                Group 125% Prepayment Assumption (100% Prepayment Assumption: 4% CPR in month 1, and an additional 1.455% (precisely 16%/11) in each month thereafter until month 12; on and thereafter, 20%
                CPR).

            (5) Class A-6 NAS allocation of senior principal distributions:
                0% to month 36; 45% month 37 to month 60; 80% month 61 to month 72; 100% month 73 to month 84; and 300% thereafter.

            (6) Fixed rate classes priced to maturity; Adjustable rate class priced to call.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2



                                      SUMMARY TERMS

            Underwriters:             Donaldson, Lufkin & Jenrette Securities Corporation (Books)
                                      Lehman Brothers
                                      Prudential Securities Inc.

            Seller and Servicer:      Delta Funding Corporation

            Trustee:                  Bankers Trust Company of California, N.A., a national banking association

            Registration:             Certificates will be available in book-entry form through DTC, Cedel & Euroclear

            Cut-off Date:             June [1], 1997

            Pricing Date:             June [12], 1997

            Settlement Date:          June [26], 1997

            Distribution Dates:       [25]th day of each month (or the next succeeding business day), commencing July [25], 1997

            Optional Termination:     10% optional clean-up call (outstanding mortgage pool balance is less than 10% of the initial mortgage pool balance as of the Cut-off Date).

            Mortgage Loans:           Fixed and adjustable rate (closed-end) home equity mortgage loans.

            ERISA Eligibility:        Subject to the considerations and conditions described in the Prospectus Supplement, it is expected that the Class A Certificates may be purchased under certain conditions by employee benefit plans that are subject to ERISA.

            SMMEA Treatment:          The Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

            Taxation:                 REMIC Election.


            Adjustable Rate           The weighted average of the net Coupon Rates (net of Servicing: 0.50%, Trustee Fee:
            Certificate Available     0.00625%, and credit enhancement carveout: 0.50%) on the loans in the Adjustable Rate Loan
            Funds Cap:                Group for such Remittance Period (the "ARM Net WAC").



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-2

          Home Equity Loan Asset-Backed Certificates, Series 1997-2



                               CREDIT ENHANCEMENT:

            Senior Classes (Class A-1 through A-7)
                  1.  Excess spread;
                  2. Overcollateralization initially building to [1.35]% of the total initial pool balances (i.e. the sum of the initial Fixed Rate Group and initial Adjustable Rate Group);
                  3. Subordination of mezzanine and subordinate classes: M-1, M-2, B-1, totaling [12.50]% of the initial pool balance.

            Mezzanine and Subordinate Classes (Class M-1, M-2, B-1)
                  1.  Excess spread;
                  2. Class M-1 is further enhanced by an initial [7.25]% in subordinate certificates and O/C building to [1.35]% of initial pool balance;
                  3. Class M-2 is further enhanced by an initial [4.50]% in subordinate certificates and O/C building to [1.35]% of initial pool balance;
                  4. Class B-1 is further enhanced by O/C building to [1.35]% of initial pool balance.



                       EXPECTED CREDIT ENHANCEMENT LEVELS:

                 Bond Rating (S&P/FTC)            Percent of Transaction
                 AAA/AAA                                 [87.5%]
                 AA/AA                                   [5.25%]
                 A/A+                                    [2.75%]
                 BBB/BBB                                 [4.50%]




                             OVERCOLLATERALIZATION:

1. Before the Step-down date (on or after July 2000) and prior to month 37, overcollateralization initially builds to [1.35]% of the initial pool loan balance (subject to step-up upon certain performance related events); starting month 37 and prior to the Step-down date, if applicable, the overcollateralization target decreases to [1.00]% of the total initial pool balances (i.e., the sum of the initial Fixed Rate Group and initial Adjustable Rate Group).

2. On or after the Step-down date, the required overcollateralization is [2.0]% of the then current pool's outstanding balance subject to certain performance triggers.

3. Step-down overcollateralization is subject to a floor of 0.50% of initial pool balance for the combined Loan Groups.




                               SUMMARY WATERFALL:



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-2

          Home Equity Loan Asset-Backed Certificates, Series 1997-2




            Interest                 The total interest collections (net of the Servicing Fee) shall be allocated in the following
            Allocations:             priority to the extent of amounts available
                                   (i) Payment of Trustee Fee;
                                  (ii) Current Interest and Overdue Interest on the Class AIO Certificates
                                 (iii) Current Interest and Overdue Interest on the Class A Certificates, pro-rata without any priority;
                                  (iv) Current Interest on the Class M-1 Certificates;
                                   (v) Current Interest on the Class M-2 Certificates;
                                  (vi) Current Interest on the Class B Certificates;
                                 (vii) As accelerated distribution of principal on the Class A Certificates,  Class M-1
                                       Certificates,  Class M-2  Certificates, and Class B Certificates in such priority as required to reach and maintain the targeted overcollateralization amount;
                                (viii) Overdue Interest, to the extent there is any due to the Class M-1 Certificates;
                                  (ix) Reimbursement of Realized  Loss Amount, to the extent there is any, to the Class M-1
                                       Certificates;
                                   (x) Overdue Interest, to the extent there is any due to the Class M-2 Certificates;
                                  (xi) Reimbursement of Realized Loss Amount, to the extent there is any, to the Class M-2
                                       Certificates;
                                 (xii) Overdue Interest, to the extent there is any due to the Class B Certificates;
                                (xiii) Reimbursement of Realized Loss Amount, to the extent there is any, to   the Class B
                                       Certificates;
                                 (xiv) Servicer advancing reimbursement; and
                                  (xv) Remaining amounts to the owner of the Class C-IO/R Certificates (not being offered hereby).

            Principal                  Principal collections shall be allocated in the following priority to the extent of amounts
            Allocations:               available:
                                       For periods prior to the Step-Down Date (on or after July 2000) or upon a Trigger Event:

                                   (i) To the Class A Certificates:

                                       First: to the Class A-7 Adjustable Rate Certificates, the greater of (a) the pro-rata share of the Class A Principal Distribution Amount (i.e., pro-rata defined as the Class A-7
                                       Adjustable Rate Certificate balance divided by the sum of the outstanding balance of all
                                       Class A Certificates), and (b) the amount by which the outstanding balance of the Class A-7
                                       Adjustable Rate Certificates exceeds the Adjustable Rate Loan Group's outstanding pool balance as of the end of the due period;

                                       SUMMARY WATERFALL CONTINUED:


                                       Second:  to  the Class  A-6 Fixed  Rate Certificates,  according to the following Lockout

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-2
          Home Equity Loan Asset-Backed Certificates, Series 1997-2

                                         Percentage  the  applicable  percentage  of  the  Class  A  Principal  Distribution  Amount
                                         remaining after clause First (above):

                                                      Window                        Lockout Percentage

                                                   July 1997 -- June 2000               0%
                                                   July 2000 -- June 2002               45%
                                                   July 2002 -- June 2003                80%
                                                   July 2003 -- June 2004               100%
                                                   July 2004 -- to maturity             300%

                                         Third: to the  Class A-1 to A-6 Fixed Rate Certificates sequentially, the remaining Class A
                                         Principal Distribution Amount after  clause First and  Second above until such  Certificate principal balances are equal to zero;
                                  (ii)   To the Class M-1 Certificates, all principal collections until such Class is equal to zero;
                                  (iii)  To the Class M-2 Certificates, all principal collections until such Class is equal to zero, and
                                  (iv)   To the Class B Certificates, all principal collections until such Class is equal to zero;

                                 For periods on and after the Step-Down Date and no Trigger Event:
                                   (i)   To the Class A Certificates,   pursuant to paragraph (i) above under  Principal
                                         Allocations ;
                                  (ii)   To the Class M-1 Certificates, the lesser of (a) the remaining Principal Distribution
                                         Amount and (b) the Class M-1 Principal Distribution Amount (an amount required to maintain 2 times initial credit support);
                                 (iii)   To  the Class  M-2 Certificates,  the lesser  of (a)  the remaining  Principal
                                         Distribution Amount and (b) the Class M-2 Principal Distribution Amount (an amount required to maintain 2 times initial credit support);
                                  (iv)   To the Class B Certificates, the lesser of (a) the remaining Principal Distribution
                                         Amount and (b) the Class B Principal Distribution Amount (an amount required to maintain
                                         2 times initial credit support);
                                   (v)   Any remaining amounts shall be paid to the Class C-IO/R Certificate (not being offered hereby)

            O/C Floor:            Upon reaching the overcollateralization floor, (generally 50bp times the initial principal balance of the combined mortgage pool) excess principal collection associated with the overcollateralization shall be paid in reverse sequential order (i.e. to the Class B, M-2, M-1, and A until each prior certificate balance has been reduced to zero).


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-2
          Home Equity Loan Asset-Backed Certificates, Series 1997-2

                          SUMMARY WATERFALL CONTINUED:

Loss Allocations:              Losses shall be allocated in the following priority:

                                       (i)   as a reduction to current period excess spread;
                                      (ii)   as a reduction to the Overcollateralization Amount;
                                     (iii)   as a reduction to the Class B Certificate Balance;
                                      (iv)   as a reduction to the Class M-2 Certificate Balance;
                                       (v)   as a reduction to the Class M-1 Certificate Balance; and
                                      (vi)   as a reduction to the Class A Certificate Balances (pro-rata).

                                                             CREDIT ENHANCEMENT:

                                                      Targeted Percent of Pool              Target Credit Enhancement
                                                     (as a % of Outstanding Pool           (as a % of Outstanding Pool
                                                              Balance)                              Balance)
                         Class A                               [73.0%]                               [27.0%]
                         Class M-1                             [10.5%]                               [16.5%]
                         Class M-1                             [5.5%]                                [11.0%]
                         Class B-1                             [9.0%]                                 [2.0%]
                         Overcollateralization                 [2.0%]
                                                               ------
                                                                100%


                                 STEP-DOWN DATE:

Step-down date occurs the earlier of the following:

       1. the later of
          a) three years (July 2000) or
          b) when credit enhancement reaches its Target Credit Enhancement (described above) and

        2. when the Class A certificates are retired in full.


                                 TRIGGER EVENTS:

Trigger Events are to be finalized with the rating agencies and are expected to include certain performance events which restrict the overcollateralization

Step-down in certain delinquency and/or loss scenarios thereby increasing credit support for all Classes and/or certain restrictions associated with the allocation of periodic principal payments.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                  Delta Funding Home Equity Loan Trust 1997-2
           Home Equity Loan Asset-Backed Certificates, Series 1997-2



                              AVAILABLE FUNDS CAP*

Period              Avail Funds Cap        Period             Avail Funds Cap       Period              Avail Funds Cap
   2                  9.759%                27                 13.678%               52                   15.757%
   3                  9.766%                28                 13.705%               53                   15.757%
   4                  9.788%                29                 13.815%               54                   15.757%
   5                  9.843%                30                 14.144%               55                   15.759%
   6                 10.004%                31                 14.653%               56                   15.759%
   7                 10.709%                32                 14.657%               57                   15.759%
   8                 10.711%                33                 14.661%               58                   15.759%
   9                 10.716%                34                 14.687%               59                   15.759%
  10                 10.738%                35                 14.797%               60                   15.759%
  11                 10.793%                36                 15.117%               61                   15.759%
  12                 10.938%                37                 15.349%               62                   15.759%
  13                 11.339%                38                 15.353%               63                   15.759%
  14                 11.341%                39                 15.355%               64                   15.759%
  15                 11.345%                40                 15.358%               65                   15.759%
  16                 11.366%                41                 15.421%               66                   15.759%
  17                 11.420%                42                 15.607%               67                   15.759%
  18                 11.565%                43                 15.731%               68                   15.759%
  19                 11.966%                44                 15.733%               69                   15.759%
  20                 11.968%                45                 15.733%               70                   15.759%
  21                 11.978%                46                 15.733%               71                   15.759%
  22                 12.012%                47                 15.735%               72                   15.759%
  23                 12.226%                48                 15.754%               73                   15.759%
  24                 12.906%                49                 15.756%               74                   15.759%
  25                 13.665%                50                 15.757%               75                   15.759%
  26                 13.672%                51                 15.757%               76                   15.759%


* Achieved assuming 1 and 6 month LIBOR increase to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans (beginning month 2); run at the pricing speed.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-2
          Home Equity Loan Asset-Backed Certificates, Series 1997-2

                              AVAILABLE FUNDS CAP*

 Period          Avail Funds Cap           Period          Avail Funds Cap           Period          Avail Funds Cap
 77                    15.759%              101                  15.759%              125                 15.759%
 78                    15.759%              102                  15.759%              126                 15.759%
 79                    15.759%              103                  15.759%              127                 15.759%
 80                    15.759%              104                  15.759%              128                 15.759%
 81                    15.759%              105                  15.759%              129                 15.759%
 82                    15.759%              106                  15.759%              130                 15.759%
 83                    15.759%              107                  15.759%              131                 15.759%
 84                    15.759%              108                  15.759%              132                 15.759%
 85                    15.759%              109                  15.759%              133                 15.759%
 86                    15.759%              110                  15.759%              134                 15.759%
 87                    15.759%              111                  15.759%              135                 15.759%
 88                    15.759%              112                  15.759%              136                 15.759%
 89                    15.759%              113                  15.759%              137                 15.759%
 90                    15.759%              114                  15.759%              138                 15.759%
 91                    15.759%              115                  15.759%              139                 15.759%
 92                    15.759%              116                  15.759%              140                 15.759%
 93                    15.759%              117                  15.759%              141                 15.759%
 94                    15.759%              118                  15.759%              142                 15.759%
 95                    15.759%              119                  15.759%              143                 15.759%
 96                    15.759%              120                  15.759%              144                 15.759%
 97                    15.759%              121                  15.759%              145                 15.759%
 98                    15.759%              122                  15.759%              146                 15.759%
 99                    15.759%              123                  15.759%              147                 15.759%
100                    15.759%              124                  15.759%              148                 15.759%

* Achieved assuming 1 and 6 month LIBOR increase to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans (beginning month 2); run at the pricing speed.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

                                  Bond Summary:
Class A-1 (to Maturity):
% of Prepayment Assumption on Fixed Rate             0%        75%       100%       120%       150%        175%       200%
% of Prepayment Assumption on Adjustable Rate        0%        75%       100%       125%       150%        175%       200%
Implied Seasoned CPR                                 0%        15%        20%      24/25%       30%         35%        40%
Average Life (yrs.)                                 10.24      1.43      1.15       1.00       0.86        0.78       0.71
Modified Duration (yrs.)                            6.82       1.31      1.07       0.94       0.81        0.73       0.67
First Principal Payment Date                       7/25/97   7/25/97    7/25/97   7/25/97     7/25/97    7/25/97     7/25/97
Last Principal Payment Date                        5/25/12   3/25/00    8/25/99   4/25/99    12/25/98    10/25/98    9/25/98
Payment Window (mos.)                                179        33        26         22         18          16         15
Yield @ 100                                         6.668     6.395      6.319     6.261       6.188      6.130       6.076

Class A-2 (to Maturity):
% of Prepayment Assumption on Fixed Rate             0%        75%       100%       120%        150%       175%        200%
% of Prepayment Assumption on Adjustable Rate        0%        75%       100%       125%        150%       175%        200%
Implied Seasoned CPR                                 0%        15%        20%      24/25%        30%        35%         40%
Average Life (yrs.)                                 14.93      3.36      2.57        2.17       1.79       1.57        1.40
Modified Duration (yrs.)                            9.17       2.92      2.29       1.96        1.64       1.45        1.30
First Principal Payment Date                       5/25/12   3/25/00    8/25/99    4/25/99    12/25/98   10/25/98    9/25/98
Last Principal Payment Date                        6/25/12   6/25/01    6/25/00   12/25/99    7/25/99     4/25/99    1/25/99
Payment Window (mos.)                                 2         16        11          9           8          7          5
Yield @ 100                                         6.766     6.661      6.619      6.586      6.542       6.505      6.470

Class A-3(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%        75%       100%       120%        150%       175%       200%
% of Prepayment Assumption on Adjustable Rate         0%        75%       100%       125%        150%       175%       200%
Implied Seasoned CPR                                  0%        15%        20%      24/25%        30%        35%        40%
Average Life (yrs.)                                 17.73       5.23      3.90       3.18        2.48       2.14       1.88
Modified Duration (yrs.)                             9.93       4.25      3.31       2.77        2.21       1.93       1.71
First Principal Payment Date                       6/25/12    6/25/01    6/25/00   12/25/99    7/25/99    4/25/99    1/25/99
Last Principal Payment Date                        6/25/19    5/25/04    7/25/02    7/25/01    5/25/00    12/25/99   8/25/99
Payment Window (mos.)                                 85         36        26         20          11         9          8
Yield @ 100                                         6.903      6.841      6.811      6.784      6.742      6.712      6.682


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

Class A-4(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%        75%       100%       120%       150%       175%        200%
% of Prepayment Assumption on Adjustable Rate         0%        75%       100%       125%       150%       175%        200%
Implied Seasoned CPR                                  0%        15%        20%      24/25%       30%        35%         40%
Average Life (yrs.)                                 24.78       9.37      6.34       4.97       3.79       2.85        2.44
Modified Duration (yrs.)                            11.28       6.59      4.92       4.05       3.21       2.50        2.17
First Principal Payment Date                       6/25/19    5/25/04    7/25/02   7/25/01    5/25/00    12/25/99    8/25/99
Last Principal Payment Date                        6/25/24    6/25/09    2/25/06   7/25/03    1/25/02     3/25/01    2/25/00
Payment Window (mos.)                                 61         62        44         25         21         16          7
Yield @ 100                                         7.205      7.175      7.151     7.130      7.099       7.057      7.028

Class A-5(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%         75%       100%      120%       150%       175%        200%
% of Prepayment Assumption on Adjustable Rate         0%         75%       100%      125%       150%       175%        200%
Implied Seasoned CPR                                  0%         15%        20%     24/25%       30%        35%         40%
Average Life (yrs.)                                 28.54       15.38      12.39     9.99       7.06       4.89        3.44
Modified Duration (yrs.)                            11.49       8.81       7.76      6.69       5.17       3.93        2.92
First Principal Payment Date                       6/25/24     6/25/09    2/25/06   7/25/03    1/25/02    3/25/01    2/25/00
Last Principal Payment Date                        4/25/27    11/25/20    4/25/16   5/25/13   10/25/11    8/25/09    4/25/02
Payment Window (mos.)                                 35         138        123       119        118        102         27
Yield @ 100                                         7.513       7.500      7.492     7.482      7.461      7.430      7.387

Class A-6(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%         75%       100%      120%       150%       175%        200%
% of Prepayment Assumption on Adjustable Rate         0%         75%       100%      125%       150%       175%        200%
Implied Seasoned CPR                                  0%         15%        20%     24/25%       30%        35%         40%
Average Life (yrs.)                                 12.87       7.91       7.34      7.01       6.80       6.85        6.22
Modified Duration (yrs.)                             8.05       5.74       5.45      5.27       5.16       5.18        4.83
First Principal Payment Date                       10/25/00    7/25/00    7/25/00   8/25/00   11/25/00    2/25/01    5/25/01
Last Principal Payment Date                        2/25/27     7/25/20    2/25/16   5/25/12    9/25/11    7/25/09    12/25/07
Payment Window (mos.)                                317         241        188       142        131        102         80
Yield @ 100                                         7.147       7.124      7.119     7.116      7.114      7.115      7.108


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

Class A-7(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%         75%       100%      120%       150%       175%        200%
% of Prepayment Assumption on Adjustable Rate         0%         75%       100%      125%       150%       175%        200%
Implied Seasoned CPR                                  0%         15%        20%     24/25%       30%        35%         40%
Average Life (yrs.)                                 15.62       5.10       4.01      3.37       2.73       2.31        1.98
Modified Duration (yrs.)                             9.31       3.89       3.19      2.77       2.31       2.00        1.74
First Principal Payment Date                       7/25/97     7/25/97    7/25/97   7/25/97    7/25/97    7/25/97    7/25/97
Last Principal Payment Date                        4/25/27    11/25/20    4/25/16   5/25/13   10/25/11    8/25/09    12/25/07
Payment Window (mos.)                                358         281        226       191        172        146        126
Yield @ 100                                         6.070       6.075      6.078     6.080      6.081      6.082      6.082

Class M-1(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%       120%       150%       175%        200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%       125%       150%       175%        200%
Implied Seasoned CPR                                  0%         15%         20%      24/25%       30%        35%         40%
Average Life (yrs.)                                 21.60       9.18        7.25       6.07       5.04       4.54        4.29
Modified Duration (yrs.)                            10.34       6.24        5.24       4.59       3.98       3.68        3.54
First Principal Payment Date                       5/25/12    11/25/01    10/25/00    7/25/00   9/25/00    10/25/00    12/25/00
Last Principal Payment Date                        12/25/26    7/25/15    6/25/12     3/25/11   7/25/08    10/25/06    6/25/05
Payment Window (mos.)                                176         165        141         129        95         73          55
Yield @ 100                                         7.385       7.354      7.340       7.326     7.310       7.300      7.295

Class M-2(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%       120%       150%       175%        200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%       125%       150%       175%        200%
Implied Seasoned CPR                                  0%         15%         20%      24/25%       30%        35%         40%
Average Life (yrs.)                                 21.58       9.08        7.19       5.98       4.94       4.39        4.06
Modified Duration (yrs.)                            10.12       6.14        5.17       4.51       3.90       3.56        3.35
First Principal Payment Date                       5/25/12    11/25/01    10/25/00    7/25/00   8/25/00     9/25/00    10/25/00
Last Principal Payment Date                        9/25/26     6/25/13    1/25/12     8/25/09   4/25/07     9/25/05    7/25/04
Payment Window (mos.)                                173         140        136         110        81         61          46
Yield @ 100                                         7.641       7.608      7.593       7.579     7.561       7.549      7.540


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2


Class B-1(to Maturity):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%       120%       150%       175%        200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%       125%       150%       175%        200%
Implied Seasoned CPR                                  0%         15%         20%      24/25%       30%        35%         40%
Average Life (yrs.)                                 21.27       8.72        6.73       5.60       4.61       4.08        3.74
Modified Duration (yrs.)                             9.81       5.92        4.91       4.27       3.67       3.34        3.11
First Principal Payment Date                       5/25/12    11/25/01    10/25/00    7/25/00   7/25/00     7/25/00    7/25/00
Last Principal Payment Date                        4/25/26     6/25/12    7/25/10     5/25/08   3/25/06    11/25/04    10/25/03
Payment Window (mos.)                                168         128        118         95         69         53          40
Yield @ 100                                         7.978       7.942      7.924       7.908     7.888       7.874      7.862

Class A-5(to Call):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%        120%       150%       175%       200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%        125%       150%       175%       200%
Implied Seasoned CPR                                  0%         15%         20%       24/25%       30%        35%        40%
Average Life (yrs.)                                 27.39       12.92       9.85        7.80       5.82       4.68       3.44
Modified Duration (yrs.)                            11.36       8.05        6.76        5.72       4.56       3.82       2.92
First Principal Payment Date                       6/25/24     6/25/09    2/25/06     7/25/03    1/25/02    3/25/01    2/25/00
Last Principal Payment Date                        11/25/24    6/25/10    6/25/07     10/25/05   2/25/04    1/25/03    4/25/02
Payment Window (mos.)                                 6          13          17          28         26         23         27
Yield @ 100                                         7.513       7.495      7.483       7.470      7.448      7.427      7.387

Class A-6(to Call):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%        120%       150%        175%      200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%        125%       150%        175%      200%
Implied Seasoned CPR                                  0%         15%         20%       24/25%       30%         35%       40%
Average Life (yrs.)                                 12.87       7.85        7.17        6.71       5.97        5.30      4.76
Modified Duration (yrs.)                             8.05       5.72        5.37        5.12       4.70        4.28      3.91
First Principal Payment Date                       10/25/00    7/25/00    7/25/00     8/25/00    11/25/00    2/25/01    5/25/01
Last Principal Payment Date                        11/25/24    6/25/10    6/25/07     10/25/05    2/25/04    1/25/03    4/25/02
Payment Window (mos.)                                290         120         84          63         40          24        12
Yield @ 100                                         7.147       7.123      7.118       7.114       7.105      7.095      7.085



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                  Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2


Class A-7(to Call):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%        120%       150%       175%       200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%        125%       150%       175%       200%
Implied Seasoned CPR                                  0%         15%         20%       24/25%       30%        35%        40%
Average Life (yrs.)                                 15.51       4.86        3.75        3.14       2.53       2.14       1.84
Modified Duration (yrs.)                             9.29       3.79        3.07        2.64       2.20       1.89       1.65
First Principal Payment Date                       7/25/97     7/25/97    7/25/97     7/25/97    7/25/97    7/25/97    7/25/97
Last Principal Payment Date                        11/25/24    6/25/10    6/25/07     10/25/05   2/25/04    1/25/03    4/25/02
Payment Window (mos.)                                329         156        120         100         80         67         58
Yield @ 100                                         6.069       6.069      6.069       6.070      6.070      6.070      6.069

Class M-1(to Call):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%        120%       150%       175%       200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%        125%       150%       175%       200%
Implied Seasoned CPR                                  0%         15%         20%       24/25%       30%        35%        40%
Average Life (yrs.)                                 21.35       8.73        6.69        5.58       4.64       4.19       4.00
Modified Duration (yrs.)                            10.31       6.09        5.01        4.36       3.77       3.48       3.35
First Principal Payment Date                       5/25/12    11/25/01    10/25/00    7/25/00    9/25/00    10/25/00   12/25/00
Last Principal Payment Date                        11/25/24    6/25/10    6/25/07     10/25/05   2/25/04    1/25/03    4/25/02
Payment Window (mos.)                                151         104         81          64         42         28         17
Yield @ 100                                         7.385       7.353      7.335       7.321      7.303      7.292      7.287

Class M-2(to Call):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%        120%       150%       175%       200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%        125%       150%       175%       200%
Implied Seasoned CPR                                  0%         15%         20%       24/25%       30%        35%        40%
Average Life (yrs.)                                 21.35       8.73        6.69        5.57       4.61       4.10       3.82
Modified Duration (yrs.)                            10.10       6.02        4.97        4.32       3.72       3.39       3.20
First Principal Payment Date                       5/25/12    11/25/01    10/25/00    7/25/00    8/25/00    9/25/00    10/25/00
Last Principal Payment Date                        11/25/24    6/25/10    6/25/07     10/25/05   2/25/04    1/25/03    4/25/02
Payment Window (mos.)                                151         104         81          64         43         29         19
Yield @ 100                                         7.640       7.607      7.589       7.574      7.555      7.542      7.533

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2



Class B-1(to Call):
% of Prepayment Assumption on Fixed Rate              0%         75%        100%        120%       150%       175%       200%
% of Prepayment Assumption on Adjustable Rate         0%         75%        100%        125%       150%       175%       200%
Implied Seasoned CPR                                  0%         15%         20%       24/25%       30%        35%        40%
Average Life (yrs.)                                 21.17       8.55        6.55        5.45       4.49       3.97       3.65
Modified Duration (yrs.)                             9.80       5.86        4.84        4.20       3.61       3.27       3.05
First Principal Payment Date                       5/25/12    11/25/01    10/25/00    7/25/00    7/25/00    7/25/00    7/25/00
Last Principal Payment Date                        11/25/24    6/25/10    6/25/07     10/25/05   2/25/04    1/25/03    4/25/02
Payment Window (mos.)                                151         104         81          64         44         31         22
Yield @ 100                                         7.978       7.941      7.923       7.906      7.885      7.870      7.859

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


                   Delta Funding Home Equity Loan Trust 1997-2
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

              Collateral Summary  - Fixed Rate Home Equity Loan
                         Characteristics as of 6/1/97

       Fixed Rate Home Equity Loan Characteristics as of 6/1/97
          Total Number of Loans                              2,053
          Total Outstanding Loan Balance           $152,163,541.58
               Balloon (% of Total)                          42.79%
               Level Pay (% of Total)                        57.21%                                   Min                Max
          Average Loan Original Balance                 $74,244.52                             $10,000.00      $  360,000.00
          Average Loan Current Balance                  $74,117.65                              $9,763.84      $  359,610.58
          Weighted Average Combined LTV                      70.49%                                  5.42%             90.00%
          Weighted Average Coupon                            11.36%                                  8.25%             17.45%
          Weighted Average Remaining Term to                 232.2                                     56                360
          Maturity (months)
          Weighted Average Seasoning (months)                  1.2                                      0                  8
          Weighted Average Original Term (months)             233.4                                    60                360

          Range of Original Terms                         Level Pay        100.00%                Balloons               100%
                                                           0+ to 60          0.22%                      84              0.09%
                                                         60+ to 120          1.79%                     180             99.91%
                                                        120+ to 180         21.47%
                                                        180+ to 240         35.19%
                                                        240+ to 300          1.16%
                                                        300+ to 360         40.17%
          Lien Position
                                1st  Lien                     90.88%
                                2nd  Lien                      9.12%
          Property Type
                                Single Family                 65.90%
                                Multi Family                  28.65%
                                Mixed Use                      3.76%
                                Condo                          1.65%
                                Mobile Home                    0.04%
          Occupancy Status
                                Owner Occupied                85.58%
                                Non-Owner Occupied            14.42%
          Geographic Concentration
          (states not listed individually account for            NY         45.25%
          less than 4% of the pool balance)                      NJ          9.04%
                                                                 OH          8.85%
                                                                 FL          4.89%

                                                                 PA          4.17%
          Credit Quality (per Delta's
          underwriting guidelines)
                                                                  A         48.78%
                                                                  B         28.17%
                                                                  C         17.50%
                                                                  D          5.55%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
           Home Equity Loan Asset-Backed Certificates, Series 1997-2

           Detailed Collateral Summary -- Fixed Rate Home Equity Loan
                         Characteristics as of 6/1/97

                                                                           Loan Count       Loan Balance           Percent of Total
          Current Balance      0.00+          to      50,000.00                785         26,647,120.94                  17.51
                               50,000.00+     to     100,000.00                804         57,067,693.83                  37.50
                               100,000.00+    to     150,000.00                301         36,713,301.65                  24.13
                               150,000.00+    to     200,000.00                117         20,392,081.10                  13.40
                               200,000.00+    to     250,000.00                 30          6,662,669.33                   4.38
                               250,000.00+    to     300,000.00                  9          2,385,955.59                   1.57
                               300,000.00+    to     350,000.00                  6          1,935,108.56                   1.27
                               350,000.00+    to     400,000.00                  1            359,610.58                   0.24

                                                          Total              2,053        152,163,541.58                 100.00

          Original Balance     0.00+          to      50,000.00                782         26,497,328.42                  17.41
                               50,000.00+     to     100,000.00                806         57,117,524.37                  37.54
                               100,000.00+    to     150,000.00                302         36,813,263.63                  24.19
                               150,000.00+    to     200,000.00                117         20,392,081.10                  13.40
                               200,000.00+    to     250,000.00                 30          6,662,669.33                   4.38
                               250,000.00+    to     300,000.00                  9          2,385,955.59                   1.57
                               300,000.00+    to     350,000.00                  6          1,935,108.56                   1.27
                               350,000.00+    to     400,000.00                  1            359,610.58                   0.24

                                                          Total              2,053        152,163,541.58                 100.00

          Interest Rate(Gross) 8.000+         to          8.500                 14          1,263,301.01                   0.83
                               8.500+         to          9.000                 69          6,225,118.40                   4.09
                               9.000+         to          9.500                 87          7,081,772.54                   4.65
                               9.500+         to         10.000                213         17,331,804.10                  11.39
                               10.000+        to         10.500                188         16,145,044.63                  10.61
                               10.500+        to         11.000                319         24,187,572.49                  15.90
                               11.000+        to         11.500                238         17,244,265.50                  11.33
                               11.500+        to         12.000                264         18,858,685.07                  12.39
                               12.000+        to         12.500                168         12,248,791.97                   8.05
                               12.500+        to         13.000                201         14,063,428.05                   9.24
                               13.000+        to         13.500                 99          6,564,244.41                   4.31
                               13.500+        to         14.000                 81          5,255,078.13                   3.45
                               14.000+        to         14.500                 36          2,018,222.49                   1.33
                               14.500+        to         15.000                 36          1,653,045.63                   1.09
                               15.000+        to         15.500                 14            550,581.85                   0.36
                               15.500+        to         16.000                 18          1,163,300.79                   0.76

                               16.000+        to         16.500                  2             30,982.21                   0.02

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
           Home Equity Loan Asset-Backed Certificates, Series 1997-2

          Detailed Collateral -- Summary Fixed Rate Home Equity Loan
                        Characteristics  as of 6/1/97

                                                                          Loan Count         Loan Balance           Percent of Total

          Interest Rate (Gross)16.500+        to         17.000                  3            153,321.77                   0.10
          (cont'd)             17.000+        to         17.500                  3            124,980.54                   0.08

                                                          Total              2,053        152,163,541.58                 100.00

          Combined LTV         5.0+           to           10.0                  3             40,623.04                   0.03
                               10.0+          to           15.0                  3             69,873.42                   0.05
                               15.0+          to           20.0                 20            517,462.06                   0.34
                               20.0+          to           25.0                 22            684,571.73                   0.45
                               25.0+          to           30.0                 22          1,078,701.13                   0.71
                               30.0+          to           35.0                 30          1,299,286.04                   0.85
                               35.0+          to           40.0                 55          2,711,874.74                   1.78
                               40.0+          to           45.0                 50          2,784,813.90                   1.83
                               45.0+          to           50.0                 91          5,680,900.46                   3.73
                               50.0+          to           55.0                101          6,324,705.92                   4.16
                               55.0+          to           60.0                143         10,830,511.40                   7.12
                               60.0+          to           65.0                174         15,353,883.50                  10.09
                               65.0+          to           70.0                287         21,223,357.27                  13.95
                               70.0+          to           75.0                278         19,211,438.55                  12.63
                               75.0+          to           80.0                463         36,716,237.73                  24.13
                               80.0+          to           85.0                185         15,705,708.83                  10.32
                               85.0+          to           90.0                126         11,929,591.86                   7.84

                                                          Total              2,053        152,163,541.58                 100.00

          State                AR                                                4            154,035.82                   0.10
                               AZ                                               10            484,787.07                   0.32
                               CA                                                2            171,766.59                   0.11
                               CO                                               16            999,966.30                   0.66
                               CT                                               35          2,638,404.02                   1.73
                               DC                                                9          1,000,269.92                   0.66
                               DE                                                5            408,532.81                   0.27
                               FL                                               97          7,447,276.69                   4.89
                               GA                                               69          3,736,636.80                   2.46
                               IL                                               74          5,075,568.82                   3.34
                               IN                                               56          3,075,394.03                   2.02
                               KS                                                3             86,892.77                   0.06

                               KY                                               23          1,000,647.10                   0.66
                               MA                                               38          2,716,088.75                   1.78

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
           Home Equity Loan Asset-Backed Certificates, Series 1997-2

          Detailed Collateral Summary -- Fixed Rate Home Equity Loan
                         Characteristics as of 6/1/97

                                                                        Loan Count          Loan Balance      Percent of Total
          State (cont'd)       MD                                               30          2,553,516.70                   1.68
                               ME                                               13            654,159.22                   0.43
                               MI                                               79          3,993,016.35                   2.62
                               MN                                                6            410,197.09                   0.27
                               MO                                               12            449,497.34                   0.30
                               MS                                               28          1,208,271.51                   0.79
                               NC                                               44          2,608,212.74                   1.71
                               ND                                                1             53,550.00                   0.04
                               NE                                                3             99,921.64                   0.07
                               NH                                                8            544,313.62                   0.36
                               NJ                                              154         13,756,285.17                   9.04
                               NM                                                4            188,750.23                   0.12
                               NV                                                7            729,773.27                   0.48
                               NY                                              746         68,848,872.25                  45.25
                               OH                                              239         13,466,070.70                   8.85
                               OR                                               13            748,838.11                   0.49
                               PA                                              109          6,340,525.59                   4.17
                               RI                                               11            603,920.73                   0.40
                               SC                                               21          1,052,984.77                   0.69
                               SD                                                1             44,467.40                   0.03
                               TN                                               38          2,026,330.12                   1.33
                               UT                                                4            284,841.67                   0.19
                               VA                                               13            931,982.49                   0.61
                               WA                                                8            423,899.91                   0.28
                               WI                                               20          1,145,075.47                   0.75

                                                          Total              2,053        152,163,541.58                 100.00

          Balloon Indicator    Fully Amortizing                              1,248         87,048,683.86                  57.21
                               Balloon                                         805         65,114,857.72                  42.79

                                                          Total              2,053        152,163,541.58                 100.00

          Original Term        0+             to             60                  8            191,891.04                   0.13
                               60+            to            120                 51          1,619,753.24                   1.06
                               120+           to            180              1,148         83,741,875.30                  55.03
                               180+           to            240                467         30,630,444.72                  20.13
                               240+           to            300                  9          1,010,679.22                   0.66

                               300+           to            360                370         34,968,898.06                  22.98

                                                          Total              2,053        152,163,541.58                 100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-2
           Home Equity Loan Asset-Backed Certificates, Series 1997-2

          Detailed Collateral -- Summary Fixed Rate Home Equity Loan
                         Characteristics as of 6/1/97

                                                                           Loan Count       Loan Balance          Percent of Total
          Remaining Term       0+             to             60                  8            191,891.04                   0.13
                               60+            to            120                 51          1,619,753.24                   1.06
                               120+           to            180              1,148         83,741,875.30                  55.03
                               180+           to            240                467         30,630,444.72                  20.13
                               240+           to            300                  9          1,010,679.22                   0.66
                               300+           to            360                370         34,968,898.06                  22.98

                                                          Total              2,053        152,163,541.58                 100.00



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                     Delta Funding Home Equity Loan Trust
          Home Equity Loan Asset-Backed Certificates, Series 1997-2


               Collateral Summary -- Adjustable Rate Home Equity
                      Loan Characteristics as of 6/1/97



         Total Number of Loans                                  334
         Total Outstanding Loan Balance              $35,257,383.28

              Balloon (% of Total)                            0.00%
              Level Pay (% of Total)                        100.00%

              Adjustable (% of Total)                       100.00%
              Arm Adjustment Type:                          "2/28"     "6 MONTH"     "3/27"
                                                            52.84%      46.79%       0.37%
                                                                                                         Min                  Max

         Average Loan Original Balance              $  105,656.22                                $  24,000.00       $  324,000.00
         Average Loan Current Balance               $  105,561.03                                $  24,000.00       $  324,000.00
         Weighted Average Combined LTV                      76.68%                                     18.30%              90.00%
         Weighted Average Coupon                            10.77%                                      8.00%              15.60%
         Weighted Average Gross Margin                       6.61%                                      3.99%              10.35%
         Weighted Average Gross Life Cap                    16.77%                                     10.05%              21.60%
         Weighted Average Minimum Rate                      10.22%                                      5.05%              15.60%
         Weighted Average Periodic Cap                       1.00%                                      1.00%               3.00%
         Weighted Average First Adj. Cap                     2.04%                                      1.00%               3.00%
         Weighted Average Remaining Term to                  358.9                                        240                 360
         Maturity (months)
         Weighted Average Seasoning (months)                   0.9                                          0                   5
         Weighted Average Original Term (months)             359.8                                        240                 360
         Range of Original Terms                         Level Pay         100.00%                   Balloons                  0%
                                                               240           0.16%                          0                  0%
                                                               360          99.84%
         Index
                                6 Month LIBOR              100.00%
         Lien Position
                                1st   Lien                 100.00%
         Property Type
                                Single Family               78.41%
                                Multi Family                16.65%
                                Condo                        4.94%
         Occupancy Status
                                Owner Occupied              88.86%

                                Non-Owner Occupied          11.14%
         Geographic Concentration
         (states not listed individually account for            NY         22.66%                         MI               8.70%
         Less than 4% of the pool balance)                      NJ         15.20%                         PA               7.25%
                                                                OH         13.69%                         GA               6.54%
                                                                IL         10.57%
         Credit Quality (per Delta's
         underwriting guidelines)
                                                                 A         54.02%
                                                                 B         29.23%
                                                                 C         13.54%
                                                                 D          3.21%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                      Delta Funding Home Equity Loan Trust
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

       Detailed Collateral Summary -- Adjustable Rate Home Equity Loan
                         Characteristics as of 6/1/97


                                                                        Loan Count          Loan Balance         Percent of Total
          Current Balance       0.00+          to      50,000.00                61          2,412,928.76                   6.84
                                50,000.00+     to     100,000.00               129          9,423,784.94                  26.73
                                100,000.00+    to     150,000.00                77          9,511,198.18                  26.98
                                150,000.00+    to     200,000.00                39          6,644,387.48                  18.85
                                200,000.00+    to     250,000.00                13          2,952,376.70                   8.37
                                250,000.00+    to     300,000.00                13          3,673,507.08                  10.42
                                300,000.00+    to     350,000.00                 2            639,200.14                   1.81

                                                           Total               334         35,257,383.28                 100.00

          Original Balance      0.00+          to      50,000.00                61          2,412,928.76                   6.84
                                50,000.00+     to     100,000.00               129          9,423,784.94                  26.73
                                100,000.00+    to     150,000.00                77          9,511,198.18                  26.98
                                150,000.00+    to     200,000.00                39          6,644,387.48                  18.85
                                200,000.00+    to     250,000.00                13          2,952,376.70                   8.37
                                250,000.00+    to     300,000.00                13          3,673,507.08                  10.42
                                300,000.00+    to     350,000.00                 2            639,200.14                   1.81

                                                           Total               334         35,257,383.28                 100.00

          Interest Rate (Gross) 7.500+         to          8.000                 1            200,000.00                   0.57
                                8.000+         to          8.500                 2            233,759.75                   0.66
                                8.500+         to          9.000                13          1,555,463.53                   4.41
                                9.000+         to          9.500                23          2,745,953.74                   7.79
                                9.500+         to         10.000                54          6,630,486.76                  18.81
                                10.000+        to         10.500                42          3,998,363.42                  11.34
                                10.500+        to         11.000                75          8,005,570.56                  22.71
                                11.000+        to         11.500                29          3,317,893.65                   9.41
                                11.500+        to         12.000                36          3,752,255.89                  10.64
                                12.000+        to         12.500                21          1,939,084.11                   5.50
                                12.500+        to         13.000                15          1,312,951.69                   3.72
                                13.000+        to         13.500                 5            646,184.53                   1.83
                                13.500+        to         14.000                 6            322,456.30                   0.91
                                14.000+        to         14.500                 7            380,000.71                   1.08
                                14.500+        to         15.000                 2             83,431.75                   0.24



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                     Delta Funding Home Equity Loan Trust
          Home Equity Loan Asset-Backed Certificates, Series 1997-2

       Detailed Collateral Summary -- Adjustable Rate Home Equity Loan
                         Characteristics as of 6/1/97

                                                                        Loan Count          Loan Balance          Percent of Total
          Interest Rate         15.000+        to         15.500                 2             67,990.41                   0.19
          (Gross) (cont'd)      15.500+        to         16.000                 1             65,536.48                   0.19

                                                           Total               334         35,257,383.28                 100.00

          Combined LTV          15.0+          to           20.0                 1             28,000.00                   0.08
                                25.0+          to           30.0                 1             78,073.60                   0.22
                                40.0+          to           45.0                 3            192,931.30                   0.55
                                45.0+          to           50.0                 7            499,864.64                   1.42
                                50.0+          to           55.0                10            411,549.49                   1.17
                                55.0+          to           60.0                11          1,201,704.00                   3.41
                                60.0+          to           65.0                15          1,270,587.27                   3.60
                                65.0+          to           70.0                54          5,560,043.52                  15.77
                                70.0+          to           75.0                43          4,077,887.46                  11.57
                                75.0+          to           80.0               110         12,406,440.62                  35.19
                                80.0+          to           85.0                43          4,797,246.58                  13.61
                                85.0+          to           90.0                36          4,733,054.80                  13.42

                                                           Total               334         35,257,383.28                 100.00

          State                 CT                                               9            697,446.90                   1.98
                                DC                                               1            160,000.00                   0.45
                                FL                                               8            976,628.03                   2.77
                                GA                                              20          2,306,588.26                   6.54
                                IL                                              34          3,725,032.53                  10.57
                                IN                                               2            126,400.00                   0.36
                                KY                                               5            472,470.08                   1.34
                                MA                                               5            564,788.21                   1.60
                                MD                                               2            138,961.98                   0.39
                                MI                                              35          3,067,926.91                   8.70
                                MN                                               6            406,537.80                   1.15
                                MO                                               1            202,090.48                   0.57
                                MS                                               2             87,812.87                   0.25
                                NC                                               3            155,721.42                   0.44
                                NJ                                              40          5,360,486.89                  15.20




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                      Delta Funding Home Equity Loan Trust
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

       Detailed Collateral Summary -- Adjustable Rate Home Equity Loan
                         Characteristics as of 6/1/97


                                                                        Loan Count          Loan Balance          Percent of Total
          State (cont'd)        NY                                              61          7,989,125.47                  22.66
                                OH                                              57          4,828,217.67                  13.69
                                OR                                               2            275,877.90                   0.78
                                PA                                              25          2,557,768.43                   7.25
                                RI                                              10            811,382.75                   2.30
                                SC                                               2             54,000.00                   0.15
                                TN                                               1             44,800.00                   0.13
                                WA                                               2            195,979.53                   0.56
                                WI                                               1             51,339.17                   0.15

                                                           Total               334         35,257,383.28                 100.00

          Loan Type             2/28                                           197         18,630,851.66                  52.84
                                3/27                                             2            130,961.98                   0.37
                                6 month                                        135         16,495,569.64                  46.79

                                                           Total               334         35,257,383.28                 100.00

          Original Term        180+           to            240                 1             56,950.00                   0.16
                               300+           to            360               333         35,200,433.28                  99.84

                                                           Total               334         35,257,383.28                 100.00

          Remaining Term        180+           to            240                 1             56,950.00                   0.16
                                300+           to            360               333         35,200,433.28                  99.84

                                                           Total               334         35,257,383.28                 100.00

          Gross Margin          3.500+         to          4.000                 1             93,192.55                   0.26
                                4.000+         to          4.500                 3            346,524.41                   0.98
                                4.500+         to          5.000                 8          1,107,841.56                   3.14
                                5.000+         to          5.500                42          4,364,829.69                  12.38
                                5.500+         to          6.000                48          5,103,193.20                  14.47
                                6.000+         to          6.500                63          6,860,023.71                  19.46
                                6.500+         to          7.000                58          6,089,045.36                  17.27
                                7.000+         to          7.500                45          4,660,861.30                  13.22
                                7.500+         to          8.000                31          3,798,976.85                  10.77



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                      Delta Funding Home Equity Loan Trust
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

       Detailed Collateral Summary -- Adjustable Rate Home Equity Loan
                         Characteristics as of 6/1/97


                                                                        Loan Count          Loan Balance          Percent of Total

          Gross Margin          3.500+         to          4.000                 1             93,192.55                   0.26
                                4.000+         to          4.500                 3            346,524.41                   0.98
                                4.500+         to          5.000                 8          1,107,841.56                   3.14
                                5.000+         to          5.500                42          4,364,829.69                  12.38
                                5.500+         to          6.000                48          5,103,193.20                  14.47
                                6.000+         to          6.500                63          6,860,023.71                  19.46
                                6.500+         to          7.000                58          6,089,045.36                  17.27
                                7.000+         to          7.500                45          4,660,861.30                  13.22
                                7.500+         to          8.000                31          3,798,976.85                  10.77

          Gross Margin(cont'd)  8.000+         to          8.500                13          1,236,973.13                   3.51
                                8.500+         to          9.000                 6            434,550.53                   1.23
                                9.000+         to          9.500                10            870,336.35                   2.47
                                9.500+         to         10.000                 1             36,089.93                   0.10
                                10.000+        to         10.500                 5            254,944.71                   0.72

                                                           Total               334         35,257,383.28                 100.00

          Gross Life Cap        10.000+        to         10.500                 1             69,700.00                   0.20
                                13.000+        to         13.500                 1            123,064.76                   0.35
                                13.500+        to         14.000                 1            200,000.00                   0.57
                                14.000+        to         14.500                 3            345,359.75                   0.98
                                14.500+        to         15.000                12          1,456,518.75                   4.13
                                15.000+        to         15.500                22          2,693,383.82                   7.64
                                15.500+        to         16.000                54          6,561,131.54                  18.61
                                16.000+        to         16.500                41          3,858,168.58                  10.94
                                16.500+        to         17.000                74          8,080,805.61                  22.92
                                17.000+        to         17.500                25          2,808,627.65                   7.97
                                17.500+        to         18.000                35          3,524,320.84                  10.00
                                18.000+        to         18.500                25          2,438,000.11                   6.91
                                18.500+        to         19.000                17          1,532,701.69                   4.35
                                19.000+        to         19.500                 5            646,184.53                   1.83
                                19.500+        to         20.000                 6            322,456.30                   0.91
                                20.000+        to         20.500                 7            380,000.71                   1.08
                                20.500+        to         21.000                 2             83,431.75                   0.24
                                21.000+        to         21.500                 2             67,990.41                   0.19

                                21.500+        to         22.000                 1             65,536.48                   0.19

                                                           Total               334         35,257,383.28                 100.00

          Minimum Rate          5.000+         to          5.500                 3            415,998.15                   1.18
                                5.500+         to          6.000                 6            753,367.93                   2.14
                                6.000+         to          6.500                11          1,222,949.87                   3.47
                                6.500+         to          7.000                 4            708,711.99                   2.01
                                7.000+         to          7.500                 5            709,238.53                   2.01


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                      Delta Funding Home Equity Loan Trust
            Home Equity Loan Asset-Backed Certificates, Series 1997-2

       Detailed Collateral Summary -- Adjustable Rate Home Equity Loan
                         Characteristics as of 6/1/97

                                                                          Loan Count         Loan Balance          Percent of Total
          Minimum Rate          7.500+         to          8.000                 4            683,750.00                   1.94
          (cont'd)              8.000+         to          8.500                 3            280,259.75                   0.79
                                8.500+         to          9.000                13          1,743,269.46                   4.94
                                9.000+         to          9.500                20          2,269,688.70                   6.44
                                9.500+         to         10.000                49          5,655,058.21                  16.04
                                10.000+        to         10.500                38          3,518,622.84                   9.98
                                10.500+        to         11.000                66          6,770,672.15                  19.20
                                11.000+        to         11.500                26          2,922,943.18                   8.29
                                11.500+        to         12.000                34          3,584,793.51                  10.17
                                12.000+        to         12.500                19          1,614,098.93                   4.58
                                12.500+        to         13.000                12            900,850.31                   2.56
                                13.000+        to         13.500                 5            646,184.53                   1.83
                                13.500+        to         14.000                 5            287,956.30                   0.82
                                14.000+        to         14.500                 7            380,000.71                   1.08
                                14.500+        to         15.000                 2             83,431.75                   0.24
                                15.000+        to         15.500                 1             40,000.00                   0.11
                                15.500+        to         16.000                 1             65,536.48                   0.19

                                                           Total               334         35,257,383.28                 100.00

          Periodic Cap                   1.000                                 332         35,150,941.91                  99.70
                                         2.000                                   1             56,441.37                   0.16
                                         3.000                                   1             50,000.00                   0.14

                                                           Total               334         35,257,383.28                 100.00

          Index                 6 Mo. LIBOR                                    334         35,257,383.28                 100.00

                                                           Total               334         35,257,383.28                 100.00

          Rate Adjustment                    6                                 334         35,257,383.28                 100.00

          Frequency                                        Total               334         35,257,383.28                 100.00



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.